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                                                                Exhibit Number 6


                        [LETTERHEAD OF SALUSTRO REYDEL]


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion of our report dated July 15, 1996, on our audits of the combined financial statements of the Fuel Pump Division of SOFITAM S.A. in this Form 8-K.




                                       Paris, September 23, 1996

                                            SALUSTRO REYDEL


                                       /s/ Bernard Cattenoz
                                       --------------------------
                                       Bernard Cattenoz